UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2012

AMERICAN DG ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

 (781) 622-1120

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2012, American DG Energy Inc., or the Company, we, or us, held its annual meeting of shareholders. The matters voted on at the meeting and the results of these votes were as follows:

Election of Directors

	For	Withheld	Abstain	Not Voted
Charles T. Maxwell	23,397,410	37,954	-	10,173,124
George N. Hatsopoulos	23,417,548	17,816	-	10,173,124
John N. Hatsopoulos	23,435,129	235	-	10,173,124
Francis A. Mlynarczyk Jr.	23,434,629	735	-	10,173,124
Deanna M. Petersen	23,396,810	38,554	-	10,173,124
Christine M. Klaskin	23,396,810	38,554	-	10,173,124

All of the nominees received a plurality of the votes cast by stockholders entitled to vote thereon and, therefore, Mr. Charles T. Maxwell, Dr. George N. Hatsopoulos, Mr. John N. Hatsopoulos, Mr. Francis A. Mlynarczyk Jr., Ms. Deanna M. Petersen and Ms. Christine M. Klaskin, were elected to serve as directors of the Company for terms of one year or until their successors are duly elected and qualified.

Ratification of the appointment of McGladrey & Pullen, LLP to serve as independent registered public accountants for the fiscal year ending December 31, 2012

	For	Withheld	Abstain	Not Voted
McGladrey & Pullen, LLP	33,566,569	41,869	50	-

Item 8.01 Other Events.

In the Company’s definite Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 24, 2012, we stated that our stockholders may submit proposals on matters appropriate for stockholder action at subsequent Annual Meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time.

Proposals of stockholders intended to be presented at the Company's next Annual Meeting of stockholders in 2013 must be received by the Company (Attention: Corporate Secretary, at the principal offices of the Company) no later than January 24, 2013, for inclusion in the Company's Proxy Statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the Company on or between January 24, 2013 and February 25, 2013 and must comply with the notice procedures set forth in the Amended and Restated Bylaws. If shareholders intend to present a proposal at our 2013 Annual Meeting, but you do not intend to have it included in our 2013 proxy statement, they must provide written notice of the stockholder proposal to the Company (Attention: Corporate Secretary, at the principal offices of the Company) no later than February 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2012	AMERICAN DG ENERGY INC. By: /s/ Anthony S. Loumidis _____________________________________ Anthony S. Loumidis, Chief Financial Officer